[MHM April 6, 2010]
[Translation]

Annual Securities Report

(the Fifteenth Term)
From: October 1, 2008
To: September 30, 2009

PUTNAM DIVERSIFIED INCOME TRUST

Annual Securities Report
(the Fifteenth Term)
From: October 1, 2008
To: September 30, 2009

To: Director of Kanto Local Finance Bureau
	Filing Date of ASR:	March 24, 2010

Name of the Registrant Fund:	PUTNAM DIVERSIFIED INCOME TRUST

Name of the Registrant Issuer:	PUTNAM DIVERSIFIED INCOME TRUST

Name and Official Title	Jonathan S. Horwitz
of Representative:	Executive Vice President, Treasurer, Principal
Executive Officer, and Compliance Liaison

Address of Principal Office:	One Post Office Square
Boston, Massachusetts 02109
U. S. A.

Name and Title of Registration Agent:	Harume Nakano
Attorney-at-Law

Ken Miura
Attorney-at-Law

Address or Place of Business	Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Harume Nakano
Ken Miura
Attorneys-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Places where a copy of this Annual Securities Report
is available for Public Inspection

Not applicable.

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00 = ¥92.10, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on December 30th, 2009.

Note 2: In this report, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down. Therefore, there are cases in which the amount for the "total” column is not equal to the aggregate amount. Also, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and otherwise rounding down when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

Note 3: In this report, "fiscal year" refers to a year from October 1 to September 30 of the following year.

PART I. INFORMATION CONCERNING THE FUND

I. DESCRIPTION OF THE FUND

1. NATURE OF THE FUND

(1) Objective and Basic Nature of the Fund:

Structure of the Fund:

Putnam Diversified Income Trust (the "Fund") (The Fund may be called “Putnam DIT” in Japan.)

The Fund is a Massachusetts business trust organized on August 11, 1988. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund's shares are not currently divided into series. Only class C and class M shares of the Fund were previously offered for purchase in Japan. The Fund has not offered shares for purchase in Japan since September 2005. The Fund also offers, in the United States of America, other classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, shareholders would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The Fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2004.

If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the shares without the shareholder’s permission and send the shareholder the proceeds after providing the shareholder with at least 60 days notice to attain the minimum. To the extent permitted by applicable law, the Fund may also redeem shares if shareholders own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

The Fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities and securities issued by other investment companies). The remaining 25% of its total assets is not subject to this restriction. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

GOAL

The Fund seeks as high a level of current income as Putnam Investment Management, LLC (the “Investment Management Company”) believes is consistent with preservation of capital.

Investments

The Fund invest mainly in bonds that are securitized debt instruments and other obligations of companies and governments worldwide, are either investment-grade or below investment-grade (sometimes referred to as “junk bonds”) and have intermediate-to long-term maturities (three years or longer). The Fund may consider, among other things, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The Fund may also use derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes. Under normal market conditions, the Fund invests 15% - 65% of the Fund’s net assets in each of these three sectors:

>> U.S. and investment-grade sector: U.S. government securities and investment-grade bonds of U.S. companies.

>> High yield sector: lower-rated bonds of U.S. companies.

>> International sector: bonds of foreign governments and companies, including both investment-grade and lower-rated securities.

The Fund will not invest less than 15% of the Fund’s net assets in U.S. government securities.

RISKS

It is important to understand that investors can lose money by investing in the Fund.

The prices of bonds in the Fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. This risk includes interest rate risk, which means the prices of the Fund’s investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuers of the Fund’s investments may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (a significant part of the Fund's investments). Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investments traded in foreign currencies carry the risk of the adverse impact of exchange rates on values. International investments may carry risks associated with potentially less stable economies or governments, such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation. Emerging-market securities can be illiquid. The Fund’s use of derivatives may increase these risks by, for example, increasing investment exposure or, in the case of many over-the-counter instruments, by being illiquid because of the potential inability to terminate or sell derivatives positions.

The Fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(2) Structure of the Fund:

(A) Affiliated Companies of the Fund:

Names of the affiliated companies of the Fund and their roles in the operation of the Fund are as follows:

a. Putnam Investment Management, LLC (the “Investment Management Company”) renders investment management services to the Fund. It is responsible for making investments decisions for the Fund and managing the Fund’s other affairs and business.

b. Putnam Investments Limited (the “Sub-Investment Management Company”) manages a separate portion of the assets of the Fund as determined by the Investment Management Company from time to time. Subject to the supervision of the Investment Management Company, the Sub-Investment Management Company is responsible for making investment decisions for the portion of the assets of the Fund that it manages.

c. Putnam Investor Services, Inc. (the “Investor Servicing Agent”) acts as Investor Servicing Agent.

d. State Street Bank and Trust Company (the “Custodian” and “Sub-Accounting Agent”) acts as Custodian and Sub-Accounting Agent.

e. Putnam Retail Management Limited Partnership (the "Principal Underwriter") provides marketing services to the Fund.

f. SMBC Friend Securities Co., Ltd. ("Distributor in Japan" and "Agent Company") engages in forwarding the purchase or repurchase orders for the Shares in Japan and also acts as the Agent Company.

(B) The Names of Related Parties of the Fund, their Roles in Management of the Fund and Outline of Agreements concluded between the Related Parties and the Fund or concluded between the Related Parties:

Related Party	Role in Management	Outline of Agreement
of the Fund

Putnam Investment	Investment	Management Contract with the Fund
Management, LLC	Management Company	dated January 1, 2010 as to Investment
Management Company’s providing
investment management services for
the Fund. (Note 1)

Putnam	Sub-Investment	Amended and Restated
Investments	Management Company	Sub-Management Contract with
Limited		Investment Management Company
dated May 15, 2008 as to
Sub-Investment Management
Company’s providing sub-investment
management services for a portion of
the Fund’s assets. (Note 2)

Putnam Investor	Investor Servicing	Amended and Restated Investor
Services, Inc.	Agent	Servicing Agreement with the Fund
dated January 1, 2009 as to Investor
Servicing Agent’s providing investor
servicing agent functions to the Fund.
(Note 3)

State Street Bank	Custodian and	Master Custodian Agreement with the
and Trust Company	Sub-Accounting Agent	Fund dated January 1, 2007 as to
Custodian’s providing custody
services to the Fund. (Note 4)
Master Sub-Accounting Services
Agreement with Investment
Management Company dated January
1, 2007 as to Sub-Accounting Agent’s
providing certain administrative,
pricing, and bookkeeping services for
the Fund. (Note 5)

Putnam Retail	Principal Underwriter	Class C Distribution Plan and
Management		Agreement with the Fund dated
Limited Partnership		January 8, 1999 as to Class C
distribution plan.
Class M Distribution Plan and
Agreement with the Fund dated
November 28, 1994 as to Class M
distribution plan.

SMBC Friend	Distributor in Japan	Japan Dealer Sales Agreement with
Securities Co., Ltd.		Principal Underwriter on May 19,
1997 (amended on February 1, 2003)
regarding sales of Class C shares and
Class M shares in Japan. (Note 6)

SMBC Friend	Agent Company	Agent Securities Company Agreement
Securities Co., Ltd.		with the Fund on February 1, 2003 as
to Agent Company’s providing agent
company services regarding Class C
shares. (Note 7)
Agent Securities Company Agreement
with the Fund on May 2, 1997 as to
Agent Company’s providing agent
company services regarding Class M
shares. (Note 7)

(Note 1) The Management Contract is an agreement by which the Investment Management Company agrees to provide investment management services for the Fund and investment advisory services for the Fund's assets.

(Note 2) The Amended and Restated Sub-Management Contract is an agreement by which the Sub-Investment Management Company agrees to provide investment advisory services for a portion of the Fund’s assets as determined from time to time by the Investment Management Company.

(Note 3) The Amended and Restated Investor Servicing Agreement is an agreement by which the Investor Servicing Agent agrees to provide investor servicing agent functions to the Fund.

(Note 4) The Master Custodian Agreement is an agreement by which the Custodian agrees to provide custody services to the Fund.

(Note 5) The Master Sub-Accounting Services Agreement is an agreement under which the Investment Management Company has delegated to the Sub-Accounting Agent responsibility for providing certain administrative, pricing, and bookkeeping services for the Fund.

(Note 6) The Japan Dealer Sales Agreement is an agreement by which the Distributor in Japan agrees to sell Shares delivered by the Principal Underwriter for the purpose of public offering in Japan in accordance with the provisions of the applicable laws and regulations of Japan and the prospectus in Japan.

(Note 7) The Agent Securities Company Agreement is an agreement by which the Agent Company, appointed by the Fund, agrees to distribute prospectuses relating to the Shares, to make public the daily net asset value per Share and to distribute management reports and other documents required to be prepared in accordance with the applicable laws and regulations of Japan and/or the Rules of the Japan Securities Dealers Association, etc.

(C) Outline of the Management Company

1. Fund

a) Law of Place of Incorporation:

The Fund is a Massachusetts business trust organized in Massachusetts, U.S.A. on August 11, 1988.

Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.

The Fund is an open-end, diversified investment management company under the Investment Company Act of 1940.

b) Purpose of the Fund:

The purpose of the Fund is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.

c) History of the Fund:

August 11, 1988:	Organization of the Fund as a Massachusetts
business trust. Adoption of the Agreement and
Declaration of Trust.

September 7, 1988:	Adoption of the Amended and Restated
Agreement and Declaration of Trust.

d) Amount of Capital Stock:

Not applicable.

e) Information Concerning Major Shareholders:

Not applicable.

2. Putnam Investment Management, LLC (the “Investment Management Company”)

a) Law of Place of Incorporation:

The Investment Management Company is a limited liability company organized under the law of the State of Delaware. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act generally may not conduct their business unless they are registered with the United States Securities and Exchange Commission (“SEC”).

b) Purpose of the Company:

The Investment Management Company’s primary business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

c) History of the Company:

The Investment Management Company is one of America's oldest and largest money management firms. The Investment Management Company’s staff of experienced portfolio managers and research analysts selects securities and constantly manages the Fund's portfolio. There are 156 investment professionals in Boston, London and Tokyo with more than 8 years’ experience on average in the asset management field who are in charge of management. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. The Investment Management Company has been managing mutual funds since 1937. The Investment Management Company is the fortieth largest investment management company in United States ranked by total assets (source: Investment Company Institute's Report as of November 30, 2009) and manages the funds in the Putnam Family, with over $62.7 billion in aggregate net asset value in over 6 million shareholder accounts as of the end of December, 2009. An affiliate of the Investment Management Company, The Putnam Advisory Company, LLC, manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Investments Limited, provides a full range of international investment advisory services to institutional and retail clients. Another affiliate, Putnam Investor Services, Inc., provides shareholder services to the Putnam funds. Total assets under management of Putnam entities are over $114.9 billion as of the end of December, 2009.

The Investment Management Company, the Principal Underwriter, the Sub-Investment Management Company and the Investor Servicing Agent are indirect subsidiaries of Putnam Investments, LLC, which is located at One Post Office Square, Boston, Massachusetts 02109 and is an indirect subsidiary of Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United

States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company, of which the Honorable Paul Desmarais, Sr., through a group of private holding companies which he controls, has voting control.

d) Amount of Capital Stock:

1. Amount of Member’s equity (as of the end of December, 2009) $69,079,977*

2. Member’s equity for the past five years:

Year	Member’s Equity

End of 2005	$73,231,356
End of 2006	$70,594,104
End of 2007	$117,226,875
End of 2008	$66,637,620
End of 2009	$69,079,977*

* This figure is unaudited.

e) Information Concerning Major Shareholders:

As of December 31, 2009, all the outstanding interests of the Investment Management Company were owned by Putnam Investments, LLC. See subsection c) above.

2. INVESTMENT POLICY

(1) Investment Policy

GOAL

The Fund seeks as high a level of current income as the Investment Management Company believes is consistent with preservation of capital.

Investments

The Fund invests mainly in bonds that are securitized debt instruments and other obligations of companies and governments worldwide, are either investment-grade or below investment-grade (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). The Fund may consider, among other things, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The Fund may also use derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

(2) Objective of Investment

Under normal market conditions, the Fund invests 15% - 65% of the Fund’s net assets in each of these three sectors:

>> U.S. and investment-grade sector: U.S. government securities and investment-grade bonds of U.S. companies.

>> High yield sector: lower-rated bonds of U.S. companies.

>> International sector: bonds of foreign governments and companies, including both investment-grade and lower-rated securities.

The Fund will not invest less than 15% of the Fund’s net assets in U.S. government securities.

(3) Management Structure of the Fund

The Investment Management Company is ultimately managed by its managing member. The Sub-Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

The investment performance and portfolio of the Fund is overseen by its Board of Trustees, at least 75% of whom are not affiliated with the Investment Management Company. The Trustees periodically review the performance of the Fund with its manager.

The Fund's Trustees oversee the general conduct of the Fund's business. The Trustees have retained the Investment Management Company to be the Fund's investment manager, responsible for making investment decisions for the Fund and managing the Fund's other affairs and business. The basis for the Trustees’ approval of the Fund’s management contract and the sub-management contract is discussed in the Fund’s annual report to shareholders dated September 30, 2009. The Fund pays the Investment Management Company a quarterly management fee for these services based on the Fund's average net assets. The Fund paid the Investment Management Company a management fee (after any applicable waivers) of 0.58% of average net assets for the Fund’s last fiscal year. The Investment Management Company's address is One Post Office Square, Boston, MA 02109, U.S.A.

In selecting portfolio securities for the Fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. The Investment Management Company is one of the largest managers of equity, high yield and other debt securities in the United States.

The Investment Management Company has retained its affiliate, Putnam Investments Limited (“PIL”), to manage a separate portion of the assets of the Fund. Subject to the supervision of the Investment Management Company, PIL, which provides a full range of international investment advisory services to institutional and retail clients, is responsible for making investment decisions for the portion of the assets of the Fund that it manages. The Investment Management Company (and not the Fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL. PIL’s address is Cassini House, 57–59 St James’s Street, London, England, SW1A 1LD.

Portfolio managers. The officers of the Investment Management Company identified below are primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio Managers	Joined Fund	Employer	Positions Over Past Five Years

D. William Kohli	1994	Putnam	Team Leader, Portfolio Construction
		Management
			Previously, Director, Core Fixed Income
			Team
		1994-Present

Michael Atkin	2007	Putnam	Senior Economist
		Management
			Previously, Director of Sovereign
			Research
		1997-Present

Robert Bloemker	2005	Putnam	Head of Fixed Income
		Management
			Previously, Deputy Head of Investments;
			Chief Investment Officer, Core
			Fixed-Income; Team Leader, Mortgage
			and Government; Mortgage Specialist
		1999-Present

Kevin Murphy	2007	Putnam	Team Leader, High Grade Credit
		Management
			Previously, Investment Strategist

1999-Present

Paul Scanlon	2005	Putnam	Team Leader, U.S. High Yield
Management
Previously, Portfolio Manager
1999-Present

Structure of Fund Management:

(a) Investment Team

At the Investment Management Company, a fixed-income team of about 70 investment professionals is organized into specialized sector teams and integrated research teams with a centralized portfolio construction and risk management platform.

The senior members of Putnam’s Fixed Income organization that form the Core Team and have direct responsibility for the management of the Putnam Diversified Income Trust are shown in the table below.

Core Fixed Income Team

	Years	Years
Name/Title	of Exp	at	Degree	School
		Putnam

D. William Kohli
Managing Director, Team Leader,				University of
Global Strategies & Portfolio	23	15	M.B.A.	California,
Construction				Berkeley

Robert Bloemker				Washington
Managing Director,	22	10	B.S.	University
Head of Fixed Income

Michael J. Atkin
Managing Director,	22	12	M.S.	Cornell
Director of Sovereign Research				University

Raman Srivastava, CFA				Carnegie
Managing Director,	13	10	M.S.	Mellon
Team Leader, Portfolio Construction				University

Kevin F. Murphy
Managing Director, Team Leader,
Investment Grade Corporates &	22	10	B.S.	Columbia
Emerging Markets Debt				University

Michael V. Salm
Managing Director, Team Leader,
Liquid Markets (MBS, Government,	21	12	B.S.	Cornell
IR Derivatives)				University

Carl D. Bell, CFA				Duke
Managing Director,	19	12	M.B.A.	University,
Team Leader, Structured Credit				Fuqua School
				of Business

Paul D. Scanlon, CFA
Managing Director,	22	10	M.B.A.	University of
Team Leader, U.S. High Yield				Chicago

(b) Investment Process

Investment Philosophy

We believe that fixed income markets are inefficient at pricing the risk of various securities, and that active management can add value to client portfolios by exploiting these inefficiencies through the disciplined and systematic application of a well-defined, robust investment process. Such a process, in our view, is characterized by multiple sources of potential excess return, inherent risk controls, and a broad investment universe taking advantage of the entire opportunity set available. This approach ensures our investment process does not become overly reliant on any one particular strategy or opportunity that may only be sporadically available or effective. In addition, it provides us with the flexibility to isolate on the most attractive sources of excess return in the marketplace at any given time.

Our investment philosophy is based on the following premises:

► Active Management succeeds through the identification and exploitation of market inefficiencies and in particular understanding the reasons for the inefficiencies.

► Exploiting the Full Opportunity Set - We believe exploitable inefficiencies exist in all areas of the fixed income markets and we look to take advantage of all of them. Furthermore, we believe that the greatest opportunities occur in security selection, especially in the newer or more complex market segments. We believe we have a particular advantage in these areas as few active managers put the same focus on these opportunities for their sources of returns.

► Disciplined, Diverse Set of Decisions - We believe identification of inefficiencies is difficult, takes discipline, and can almost never be guaranteed in an individual case. Diversification provides us with the consistency of returns where our skill is applied; a disciplined approach will ensure that such results are repeatable.

► Dedicated Sector Specialist Teams - Understanding the dynamics of fixed income markets and individual securities is a complex, technical area with vast volumes of information. We believe that opportunities are most effectively exploited by dedicated sector specialist teams, built with industry veterans possessing complementary skill sets and using next-generation analytical techniques and tools.

► Robust Research Capabilities - A broad research platform is required to exploit the opportunities available in the marketplace. Putnam’s analysis of the market is based upon fundamental, macroeconomic, and quantitative research. Research is focused on developing both a top-down view of broader market performance and a bottom-up outlook for individual securities. Each strategy employed in the portfolio may depend upon a different blend of these types of research; therefore strong capabilities are required in each area.

Central to our investment philosophy is that we use the full opportunity set in searching for the most attractive investments from a risk/return perspective. As such, we are agnostic in our approach to investing and not overly reliant on one source of alpha. In support of this approach, we have built strong teams in global rates, structured and securitized, and credit which allow us to outperform in market environments where any specific sector is in or out of favor. Our portfolios are constructed without embedded structural sector biases that could cause a drag on portfolio performance in any specific market environment. We are positioned to take advantage of whatever opportunity the market presents us, and adjust our alpha sources accordingly.

Summary Investment Process

Generating alpha is where the skill of Putnam’s over 70-member Fixed Income Team is applied, and what we are compensated for. Regardless of risk/return levels, liability benchmarks, or guideline constraints, our mission is the relentless pursuit of the broadest possible range of independent strategies.

We employ a bottom-up approach to identify and capture security specific idiosyncratic risk in the fund. Investment strategies access all areas of the global fixed income market, including sovereign (developed and emerging), credit (investment grade, high yield, bank loans, convertible bonds, and structured credit), and securitised (MBS, ABS, CMBS, CMO). In addition to security selection and sub-sector allocation, the team employs macro strategies, including currency, country, and global term structure, as a separate uncorrelated source of excess return.

Putnam’s Sector Specialists scour these areas of the market searching for mispriced (cheap) securities. It is the cheapness of these bonds relative to their sectors that we want to capture in the fund (i.e. the idiosyncratic risk of the security), not currency, sector, or interest rate risk. Derivatives are employed to eliminate these risks. Currency risk is hedged through currency forwards. Interest rate risk is hedged by using Treasury futures, or interest rate swap. This process is repeated on a large scale, upwards of 80-100 times, across all sectors of the market, resulting in a diversified portfolio of independent alpha sources, each with an expected excess return of 1-3 basis points.

Our dedicated Portfolio Construction group determines the optimum way to combine these alpha strategies in a systematic and objective fashion using Putnam’s proprietary, global risk system (a covariance matrix of common factors and security specific risk that serve as the basis for forecasting the return volatility of a set of securities). Security weights are set to the highest information ratio possible (typically at least 1.0), and are sized so that no one strategy or macro theme should dominate the risk profile of the portfolio.

Allocating risk to specific strategies is a dynamic process and a function of the types of strategies being uncovered by our Sector Specialists. At any given time the fund may be running upwards of 80-100 different alpha generating strategies, which are sized according to the distribution of potential returns and our conviction in the strategy. Depending on the current market environment and the opportunities available, the mix of strategies employed in the fund can change significantly. We do not establish static or target risk allocations as part of a top-down analysis of the markets and sectors, and allocate risk to these targets. Rather, the risk budgeting process is based on bottom-up analysis of specific strategies, looking at historical volatilities and correlations in conjunction with the other strategies in the portfolio to establish active weights that reflect our conviction in the strategy as well as an understanding of all potential risks.

Putnam’s Diversified Income Trust utilizes a bottom-up driven investment process that seeks to take advantage of the full opportunity set within the global fixed income market, as shown in the graphic below, taking full account of the specialized sector expertise of our over 70 member fixed income team. There are approximately 10,000 securities available in our investable universe. Again, the chart below illustrates the opportunity set available to the fund.

(c) Management of Fund Business

Performance & Analytics Team

Independently from the Investment Division, the Performance & Analytics Team executes performance measurement of the Fund, and reports up to the Chief of Operations.

Legal and Compliance Division

Independently from the Investment Division, the Legal and Compliance Division monitors portfolio holdings, trading compliance and Fund investment restriction compliance. These matters are monitored and resolved according to the Investment Management Company’s broad-based compliance policies and procedures and applicable legal requirements. The Legal and Compliance Division reports directly to senior management, and not to the Investment Division or other business divisions.

Risk & Portfolio Analysis Group

Independently from the Investment Division, the Investment Management Company has established an independent Risk & Portfolio Analysis Group (“RPAG”) which is charged with identifying, monitoring, and assessing risk factors and controls across Putnam’s investment activities. This group works closely with Investment Division staff, but is part of the Administrative Division and reports to the Investment Management Company’s Chief Financial Officer. This organizational structure facilitates an independent assessment of risk issues as they arise.

Internal and external inspections

Various aspects of the operations of the Investment Management Company, including its management of the Fund, are included in the scope of internal audits performed by the Investment Management Company’s internal audit function, which conducts a broad spectrum of audits developed using a risk-based approach. The internal audit function tracks and tests the remediation of its recommendations, and provides reports to senior management. In addition, various aspects of the internal control environment of the Investment Management Company and its affiliates are subject to review by a third-party audit firm on a periodic basis.

As noted above, the Investment Management Company’s business operations (including not only investment compliance, but also other key areas such as distribution/sales and operations), are subject to ongoing monitoring by the Investment Management Company’s Legal and Compliance Division, which consists of a variety of sub-groups covering different areas of the business. The Investment Management Company is further subject to regulation and inspection by the SEC.

All employees of the Investment Management Company are bound by the Investment Management Company’s Code of Ethics, which includes certain restrictions on personal investing and disclosure requirements. Additional requirements under the Code of Ethics apply to investment professionals of the Investment Management Company. Compliance with the Code of Ethics is monitored on an ongoing basis by the Legal and Compliance Division.

Oversight of third parties

Service providers of the Fund (Investor Servicing Agent, Custodian and Sub-Accounting Agent, Principal Underwriter) are monitored by the Investment Management Company, through each contract with the relevant third-party provider. These contracts may be terminated under certain circumstances. (Because the Principal Underwriter and Investor Servicing Agent are affiliates of the Investment Management Company, they are subject to the same control and compliance environment as the Investment Management Company and are not third-party service providers.)

The Investment Management Company seeks to monitor the level of service provided to the Fund by third-party providers in the first instance through ongoing contacts between Operations professionals of the Investment Management Company and the relevant service providers.

(4) Distribution Policy:

The Fund normally distributes any net investment income monthly and any net realized capital gains annually. In principle, the Fund declares distributions on or about the 20th day of each month to Japanese investors who hold shares as of the Record Date (*) on or about the 13th day of each month. Japanese investors will be paid distributions on or about the fourth business day of the following month in Japan once SMBC Friend confirms the payment by Putnam.

* The Record Date shall be approximately 5 Fund business days before the 20th day of each month in principle and the next Fund business day following such Record Date shall be the ex-dividend date. “Fund business day” means a day on which the New York Stock Exchange is open for business.

(5) Restrictions on Investment:

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(1) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(2) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(3) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(4) Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

(5) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(7) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(8) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

(9) Invest more than 25% of the value of its total assets in any one industry. (Securities of the U.S. Government, its agencies, or instrumentalities, or of any non-U.S. government, its agencies, or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent industries.)

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of

(1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval.

(1) The Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

The Fund will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the Investment Company Act of 1940, as amended.

In addition, the Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan, comply with the following standards of selection of the Japan Securities Dealers Association.

1. The Fund will not invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by the Investment Management Company, the Fund's investment manager, to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

2. The Fund will not borrow money in excess of 10% of the value of its total assets;

3. The Fund will not make short sales of securities in excess of the Fund’s net asset value; and

4. The Fund will not, together with other mutual funds managed by the Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

Also in connection with the Fund’s offering of its shares in Japan, the Fund has adopted the following non-fundamental investment restriction:

The Fund will not invest in equity securities or warrants except that the Fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the Fund’s status as a “bond investment trust” under the Income Tax Law of Japan. There can be no assurance that the Fund will be able to invest in such preferred securities.

Notwithstanding the foregoing restriction, the Fund may invest in asset-backed, hybrid and structured bonds and notes. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities.

All percentage limitations on investments (other than pursuant to non-fundamental investment restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

3. INVESTMENT RISKS

(1) Risks

It is important to understand that investors can lose money by investing in the Fund.

The prices of bonds in the Fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. This risk includes interest rate risk, which means the prices of the Fund’s investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuers of the Fund’s investments may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (a significant part of the Fund's investments). Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investments traded in foreign currencies carry the risk of the adverse impact of exchange rates on values. International investments may carry risks associated with potentially less stable economies or governments, such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation. Emerging-market securities can be illiquid. The Fund’s use of derivatives may increase these risks by, for example, increasing investment exposure or, in the case of many over-the-counter instruments, by being illiquid because of the potential inability to terminate or sell derivatives positions.

The Fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(2) Investor Profile

The Fund is designed for investors seeking as high a level of current income as the Investment Management Company believes is consistent with preservation of capital and who are willing to wait out short-term market fluctuations. The Fund discourages short-term trading activity. It should not be an investor’s sole investment. However, the Fund may be appropriate as part of a portfolio of funds with different investment strategies, such as growth, blend, value, and income. Investors should ask their financial representative for details.

(3) Risk Factors

The Fund’s main investment strategies and related risks.

This section contains greater detail on the Fund’s main investment strategies and the related risks an investor would face as a Fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. The Fund pursues its goal by investing mainly in bonds and securitized debt instruments from multiple sectors, including the U.S. and investment-grade sector, the high yield sector and the international sector. Under normal market conditions, the Fund invests 15% - 65% of the Fund’s net assets in each of (a) the U.S. and investment-grade sector, including U.S. government securities and investment-grade bonds of U.S. companies; (b) the high yield sector, including lower-rated bonds of U.S. companies; and (c) the international sector, including bonds of non-U.S. governments and companies, and including both investment-grade and lower-rated securities. The Fund will not invest less than 15% of the Fund's net assets in U.S. government securities.

Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore the Fund might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

The Fund may invest up to 70% of the Fund's total assets in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each U.S. nationally recognized securities rating agency rating such investments, or that are unrated investments that the Fund believes are of comparable quality. The Fund may invest up to 5% of the Fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments, or in unrated investments that the Fund believes are of comparable quality. The Fund will not necessarily sell an investment if its rating is reduced after the Fund buys it.

Investments rated below BBB or its equivalent are below investment-grade. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for the Fund to sell the investments at prices approximating the values the Fund had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for the Fund to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment's volatility or liquidity.

Although the Fund considers credit ratings in making investment decisions, the Fund performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. The Fund’s success in achieving the Fund's investment objective may depend more on the Fund’s own credit analysis when the Fund buys lower quality bonds than when the Fund buys higher quality bonds. The Fund may have to participate in legal proceedings involving the issuer. This could increase the Fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. Such investments may increase the volatility of the Fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Non-U.S. investments. The Fund considers a non-U.S. company to be one that is domiciled outside the United States or has its principal operations located outside the United States. Non-U.S. investments involve certain special risks, including:

>> Unfavorable changes in currency exchange rates: Non-U.S. investments are typically issued and traded in non-U.S. currencies. As a result, their values may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar.

>> Political and economic developments: Non-U.S. investments may be subject to the risks of seizure by a non-U.S. government, imposition of restrictions on the exchange or export of non-U.S. currency, and tax increases.

>> Unreliable or untimely information: There may be less publicly available information about a non-U.S. company than about most U.S. companies, and non-U.S. companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

>> Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

>> Limited markets: Certain non-U.S. investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means the Fund may at times be unable to sell these non-U.S. investments at desirable prices. For the same reason, the Fund may at times find it difficult to value the Fund’s non-U.S. investments.

>> Trading practices: Brokerage commissions and other fees are generally higher for non-U.S. investments than for U.S. investments. The procedures and rules governing non-U.S. transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

>> Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues.

The risks of non-U.S. investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in non-U.S. markets, or investments in U.S. companies that have significant non-U.S. operations.

Derivatives. The Fund may engage in a variety of transactions involving derivatives, such as futures, options and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Fund may make use of “short” derivatives positions, the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. The Fund may use derivatives both for hedging and non-hedging purposes. For example, the Fund may use derivatives to increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, the Fund may also choose not to use derivatives, based on the Investment Management Company’s evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the Fund’s ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the Fund with investment exposure greater than the value of the Fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the Fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations.

Floating rate loans. Floating rate loans are debt obligations with interest rates that adjust or “float” periodically (normally on a monthly or quarterly basis) based on a generally recognized base rate such as LIBOR or the prime rate offered by one or more major U.S. banks. While most floating rate loans are below investment grade in quality, most also are senior in rank in the event of bankruptcy to most other securities of the borrower such as common stock or public bonds. Floating rate loans are also normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer.

Floating rate loans generally are less sensitive to interest rate changes than obligations with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the Fund earns on its floating rate investments. Most floating rate loans allow for prepayment of principal without penalty. If a borrower prepays a loan, the Fund might have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid loan or might not be able to take advantage of potential gains from increases in the credit quality of the issuer.

Although the market for the types of floating rate loans in which the Fund invests has become increasingly liquid over time, this market is still developing, and there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the Fund from selling these loans at their market values when the Fund considers such a sale desirable.

Hybrid instruments. These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below-market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above-market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the non-U.S. bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Hybrid instruments also may not be subject to regulation by the Commodity Futures Trading Commission (CFTC), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Other investments. In addition to the main investment strategies described above, the Fund may make other types of investments, such as investments in asset-backed, hybrid and structured bonds and notes, preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed and floating rate loans. The Fund may also loan its portfolio securities to earn additional income. These practices may be subject to other risks.

Alternative strategies. Under normal market conditions, the Fund keeps its portfolio fully invested, with minimal cash holdings. However, at times the Fund may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily invest some or all of the Fund’s assets using alternative strategies that are mainly designed to limit losses. However, the Fund may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Changes in policies. The Fund’s Trustees may change the Fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

» Portfolio turnover rate. The Fund’s portfolio turnover rate measures how frequently the Fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the Fund sold and replaced securities valued at 100% of the Fund’s assets within a one-year period. From time to time the Fund may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.

Investment in Japanese Yen. Because the Fund consists of U.S. dollars, purchase or repurchase of the Fund securities in Yen carries exchange rate risk.

(2) Management Structure for Investment Risks

The Fund builds risk management into the investment process. The Fund identifies areas of potential risk and then puts the policies, procedures and controls in place, including oversight by a Risk Management Committee, to actively manage those risks.

4. FEES, ETC. AND TAX

(1) Sales charge

(a) Sales charge in overseas markets (United States of America):

Class C shares

- No initial sales charge; an investor’s entire investment goes to work immediately

- Deferred sales charge of 1.00% if shares are sold within one year of purchase

- Higher annual expenses, and lower dividends, than class A (not offered in Japan) or M shares because of higher 12b-1 fees

- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

- Orders for class C shares of one or more Putnam funds, other than class C shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares (not offered in Japan) would be more advantageous and consult their financial representative.

Class M shares

- Initial sales charge of up to 3.25%

- Lower sales charges available for investments of $50,000 or more

- No deferred sales charge (except that a deferred sale charge of 0.40% may be imposed on certain redemptions of shares bought without an initial sales charge)

- Lower annual expenses, and higher dividends, than class B (not offered in Japan) or C shares because of lower 12b-1 fees

- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) because of higher 12b-1 fees

- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

- Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class M shares is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares (not offered in Japan) would be more advantageous and consult their financial representative.

Initial sales charges for class M shares

	Class M sales charge
	as a percentage of*:

Amount of purchase at offering
price ($)	Net amount invested	Offering price**

Under 50,000	3.36%	3.25%

50,000 but under 100,000	2.30	2.25

100,000 but under 250,000	1.27	1.25

250,000 but under 500,000	1.01	1.00

500,000 but under 1,000,000	1.01	1.00

1,000,000 and above	NONE	NONE

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges paid may be more or less than these percentages.

** Offering price includes sales charge.

(b) Sales charge in Japan:

Not applicable since the Fund currently does not accept any subscriptions.

(2) Repurchase charge

(a) Repurchase charge in overseas markets (United States of America):

Class C shares

No repurchase fee will be charged; however, the above deferred sales charge in (1)(a) will be charged on redemption.

Class M shares

No repurchase fee will be charged; however, the above deferred sales charge in (1) (a) may be charged on redemption.

(b) Repurchase charge in Japan

Class C shares

No repurchase fee will be charged; however, the following contingent deferred sales charge (“CDSC”) will be charged on redemption. The Consumption Tax will not be imposed on the CDSC.

Year after purchase	1	2	3	4	5	6+

Charge	4%	4%	3%	2%	1%	0%

The CDSC will be applied against the lesser of the issue amount at the time of purchase or the repurchase proceeds. For the calculation of the duration from purchase to redemption, the initial one-year period means the period counting from the date of purchase to the last day of the month prior to the same month of the next year.

Class M shares

No repurchase fee will be charged.

(3) Management Fee, etc.:

(a) Management Fees

Under a new management contract approved by shareholders and effective January 1, 2010, the Fund will pay a monthly fee to the Investment Management Company at an annual rate (as a percentage of the Fund’s average net assets for the month) that varies based on the average of all of the determinations of the aggregate net assets of all open-end funds sponsored by Investment Management Company (“Total Open-End Mutual Fund Average

Net Assets, excluding the net asset of such funds invested in by, other such funds, to the extent necessary to avoid “double-counting” of such net assets”), as determined at the close of each business day during the month, as set forth below:

0.700% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets; 0.650% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets; 0.600% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets; 0.550% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets; 0.500% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets; 0.480% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets; 0.470% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets; and 0.465% of any excess thereafter.

Pursuant to the Management Contract, the Fund incurred $9,420,499, $13,496,589, and $15,056,294 in management fees (after applicable waivers) for the fiscal years ending on September 30, 2009, 2008 and 2007, respectively.

Net management fees paid for fiscal 2009, 2008 and 2007 reflect the waiver of $444,350, $21,922, and $88,550, respectively, in management fees otherwise payable by the Fund to the Investment Management Company in respect of such investments.

Sub-Investment Management Company. Pursuant to the terms of a sub-management agreement between the Investment Management Company and the Sub-Investment Management Company, the Investment Management Company (and not the Fund) pays a quarterly sub-management fee to the Sub-Investment Management Company for its services at the annual rate of 0.40% of the average aggregate net asset value of the portion of the assets of the Fund, if any, managed by Sub-Investment Management Company from time to time.

(b) Custodian Fee and Charges of the Investor Servicing Agent

The Fund will pay to Putnam Investor Services, Inc., the Fund's Investor Servicing Agent, a monthly fee, paid as an expense of all its shareholders. The fee paid to the Investor Servicing Agent, subject to certain limitations, is based on the Fund's retail asset level, the number of shareholder accounts in the Fund and the level of defined contribution plan assets in the Fund. Effective August 1, 2009 through at least July 31, 2010, investor servicing fees for the Fund will not exceed an annual rate of 0.375% of the Fund’s average assets.

Effective January 1, 2007, the Fund retained State Street Bank and Trust Company ("State Street"), 2 Avenue de Lafayette, Boston, Massachusetts 02111, as its Custodian. State Street is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund's investments, serving as the Fund's non-U.S. custody manager, providing reports on non-U.S. securities depositaries, making payments covering the expenses of the Fund, and performing other administrative duties. State Street does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. State Street has a lien on the Fund's assets to secure charges and advances made by it. The Fund pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the Fund's assets and the number and types of securities held by the Fund, and reimburses State Street for certain out-of-pocket expenses. The Fund may from time to time enter into brokerage arrangements that reduce or recapture Fund expenses, including custody expenses. The Fund also has an offset arrangement that may reduce the Fund’s custody fee based on the amount of cash maintained by its Custodian.

For the fiscal year ending on September 30, 2009, the Fund incurred $3,830,065 in fees for investor servicing provided by Putnam Investor Services, Inc. and, prior to January 1, 2009, Putnam Fiduciary Trust Company.

(c) Fees under Class C Distribution Plan

The Class C distribution plan provides for payments by the Fund to the Principal Underwriter at the annual rate of up to 1.00% of average net assets attributable to Class C shares. Because these fees are paid out of the assets of the Fund on an ongoing basis, they will increase the cost of an investor’s investment.

Payments under the plan are intended to compensate the Principal Underwriter for services provided and expenses incurred by it as principal underwriter of the Fund's shares, including the repayments of commission advances to dealers selling Class C shares in Japan. Payments to dealers are subject to the continuation of the class C distribution plan and the terms of an agreement between SMBC Friend and the Principal Underwriter. For the fiscal year ending on September 30, 2009, the Fund paid fees under the Class C distribution plan of $1,354,179 for Class C shares.

(d) Fees under Class M Distribution Plan

The Class M distribution plan provides for payments by the Fund to the Principal Underwriter at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets. Because these fees are paid out of the assets of the Fund on an ongoing basis, they will increase the cost of an investor’s investment.

Payments under the plan are intended to compensate the Principal Underwriter for services provided and expenses incurred by it as principal underwriter of Fund's shares. Payments to dealers are subject to the continuation of the class M distribution plan and the terms of an agreement between SMBC Friend and the Principal Underwriter.

For the fiscal year ending on September 30, 2009, the Fund paid fees under the distribution plan of $1,970,473 for Class M shares.

(4) Other Expenses:

The Fund pays all expenses not assumed by the Investment Management Company, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which differ by the relevant class of shares). The Fund also reimbursed the Investment Management Company for the compensation and related expenses of certain Fund officers (including contributions to the Putnam Investments Profit Sharing Plan for their benefit) and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees and was $67,825 for fiscal 2009.

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, the Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, the Investment Management Company also manages the Fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the Fund and in all of the Putnam Funds as of December 31, 2009.

Name of Trustee	Dollar range of Putnam	Aggregate dollar range of shares
	Diversified Income Trust	held in all of the Putnam funds
	shares owned	overseen by Trustee

Ravi Akhoury	$1-$10,000	over $100,000

Jameson A. Baxter	$50,001-$100,000	over $100,000

Charles B. Curtis	$1-$10,000	over $100,000

Robert J. Darretta	$1-$10,000	over $100,000

Myra R. Drucker	$10,001-$50,000	over $100,000

John A. Hill	over $100,000	over $100,000

Paul L. Joskow	$1-$10,000	over $100,000

Elizabeth T. Kennan	$50,001-$100,000	over $100,000

Kenneth R. Leibler	$1-$10,000	over $100,000

Robert E. Patterson	$10,001-$50,000	over $100,000

George Putnam, III	$50,001-$100,000	over $100,000

*W. Thomas Stephens	$1-$10,000	over $100,000

Richard B. Worley	$1-$10,000	over $100,000

** Robert L. Reynolds	$1-$10,000	over $100,000

* Mr. Stephens, who retired from the Board of Trustees on March 31, 2008, was re-elected to the Board of Trustees on May 14, 2009.

** Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the Fund, Putnam Management and/or the Principal Underwriter. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the Fund, Putnam Management and/or the Principal Underwriter. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of the Fund and each of the other Putnam funds. None of the other Trustees is an "interested person."

Each independent Trustee of the Fund receives an annual retainer fee and additional fees for each Trustees meeting attended and for certain related services. Independent Trustees are also reimbursed for costs incurred in connection with their services, including costs of travel, seminars and educational materials. All of the current independent Trustees of the Fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the Fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during the Fund's fiscal year, are shown in the table below:

Audit and Compliance Committee	11
Board Policy and Nominating Committee	11
Brokerage Committee	6
Communications, Service and Marketing Committee	5
Contract Committee	16
Distributions Committee	11
Executive Committee	1
Investment Oversight Committees
Investment Oversight Committee A	10
Investment Oversight Committee B	10
Investment Oversight Committee C	10
Investment Oversight Committee D	10
Investment Oversight Committee E*	4
Investment Oversight Coordinating Committee	12
Pricing Committee	9

*This committee was formed in May, 2009.

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2009, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2009:

COMPENSATION TABLE

		Pension or	Estimated annual
		retirement	benefits from all	Total
	Aggregate	benefits accrued	Putnam funds	compensation
	compensation	as part of fund	upon	from all Putnam
Trustees/Year	from the fund	expenses	retirement(1)	funds(2)

Ravi
Akhoury/2009(5)	$3,797	N/A	N/A	$259,167

Jameson A.
Baxter/1994(3)	$6,121	$931	$110,500	$295,000

Charles B.
Curtis/2001	$5,855	$684	$113,900	$285,000

Robert J.
Darretta/2007	$6,016	N/A	N/A	$290,000

Myra R.
Drucker/2004(3)	$6,121	N/A	N/A	$295,000

Charles E.
Haldeman,
Jr./2004(7)	$0	N/A	N/A	N/A

John A.
Hill/1985(3)(4)	$7,126	$1,551	$161,700	$374,376

Paul L.
Joskow/1997(3)	$6,029	$610	$113,400	$295,000

Elizabeth T.
Kennan/1992(3)	$6,121	$1,296	$108,000	$295,000

Kenneth R.
Leibler/2006	$6,121	N/A	N/A	$295,000

Robert E.
Patterson/1984	$6,121	$851	$106,500	$295,000

George Putnam,
III/1984	$6,121	$734	$130,300	$295,000

Robert L.
Reynolds/2008	$0	N/A	N/A	N/A

W. Thomas
Stephens/1997(6)	$1,409	$1,109	$107,100	$139,167

Richard B.
Worley/2004	$6,121	N/A	N/A	$285,000

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2009, there were 104 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of September 30, 2009, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these Trustees were: Ms. Baxter - $23,683; Ms. Drucker - $6,096; Mr. Hill - $83,526; Dr. Joskow - $20,997; and Dr. Kennan - $2,728.

(4) Includes additional compensation to Mr. Hill for service as Chairman of the Trustees of the Funds.

(5) Mr. Akhoury was elected to the Board of Trustees of the Putnam funds on February 12, 2009.

(6) Mr. Stephens, who retired from the Board of Trustees of the Putnam funds on March 31, 2008, was re-elected to the Board of Trustees on May 14, 2009. Upon his retirement, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. In connection with his re-election to the Board of Trustees, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(7) Mr. Haldeman retired from the Board of Trustees of the Putnam funds on June 30, 2009.

Under a Retirement Plan for Trustees of the Putnam funds (the Plan), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the

Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

The Investment Management Company places all orders for purchases and sales of Fund securities. In selecting broker-dealers, Investment Management Company may consider, among other factors, research and brokerage services furnished to it and its affiliates. During fiscal 2009, 2008 and 2007, the Fund paid $355,302, $840,674, and $418,588 in brokerage commissions, respectively. There were no transactions placed with brokers and dealers during the most recent fiscal year to recognize research services received by the Investment Management Company and its affiliates.

At the end of fiscal 2009, the Fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):

Broker-dealers or affiliates	Value of securities held
Goldman Sachs Group, Inc. (The)	$794,420
JPMorgan Chase & Co.	$6,618,492
Merrill Lynch & Co., Inc.	$1,459,854

For the fiscal year ending on September 30, 2009, the Fund paid $7,527,066 in total other expenses, including payments under its distribution plans, but excluding management fees, investor servicing agent expenses and custodian expenses.

(5) Tax Treatment of Shareholders in Japan

The Fund qualifies as a "bond investment trust." Hence, the tax treatment of shareholders in Japan is as follows:

(1) Distributions to be made by the Fund will be treated as distributions made by a publicly offered, domestic government and corporate bond investment trust.

(2) Distributions (including profits, in terms of the Fund’s denominated currency, between the redemption amount and the amount equal to the capital of the Fund) to be made by a Fund to individual Japanese shareholders will be subject to separate taxation from other income in Japan (i.e. 20% withholding tax (15% income tax and 5% residential tax)), there will be no additional tax to be levied other than the withholding tax. In this case, no report concerning payments will be filed with the Japanese tax authority.

(3) Distributions (including profits, in terms of the Fund’s denominated currency, between the redemption amount and the amount equal to the capital of the Fund) to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax in Japan (i.e., 20% withholding tax (15% income tax and 5% residential taxes)). In certain case, a report concerning payments will be filed with the chief of the tax office. The provisions of Japanese tax laws allowing corporations to make certain deductions from taxable income do not apply.

(4) In general, distributions from the Fund are subject to withholding of United States federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan. Notwithstanding the above, distributions of certain properly designated “capital gain dividends,” “interest-related dividends,” and “short-term capital gain dividends” (as such terms are defined under the United States Internal Revenue Code of 1986, as amended) will generally not be subject to withholding of United States federal income tax. Shareholders should consult their own tax advisor to determine the suitability of shares of the Fund as an investment.

(5) The Japanese withholding tax imposed on distributions as referred to in (2) and (3) above will be collected by way of the so-called “balance collection method,” so that only the amount equivalent to 20% of the distribution before U.S. withholding tax less the amount of U.S. withholding tax withheld will be collected in Japan.

(6) Capital gains and losses arising from purchase, sale, and repurchase of units are treated in the same way as those arising from purchase and sale of a publicly offered, domestic, public and corporate bond investment trust. No tax is levied on individual shareholders for their capital gains.

This Fund qualifies as a publicly offered, foreign government and corporate bond fund under the tax law. There is a possibility, however, that other treatment may be made due to judgment by the tax authority in the future. Also, the taxation treatment described above is subject to other changes of law or practice.

To ensure compliance with requirements imposed by the United States Internal Revenue Service, you are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United

States tax penalties. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

5. STATUS OF INVESTMENT FUND

(1) Diversification of Investment Portfolio

[Please see Excel file "075 FNANCL Dec 09.xls."]

(2) Investment Assets

(a) Names of Major Portfolio

[Please see Excel file "075 FNANCL Dec 09.xls."]

(b) Investment Real Estate

Not applicable

(c) Other Major Investment Assets

Not applicable

(3) Results of Past Operations

(a) Record of Changes in Net Assets

[Please see Excel file "075 FNANCL Dec 09.xls."]

(b) Record of Distributions Paid

[Please see Excel file "075 FNANCL Dec 09.xls."]

(c) Record of Changes in Annual Return

[Please see Excel file "075 FNANCL Dec 09.xls."]

II. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT
TRUST UNITS

1. Transfer of the Shares

The transfer agent for the registered share certificates is Putnam Investor Services with an address of One Post Office Square, Boston, Massachusetts 02109, U. S. A.

The Japanese investors who entrust the custody of their shares to the Distributor or a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2. There are no annual shareholders' meetings. Special shareholders' meetings may be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940. The Fund will hold a shareholders’ meeting at least every five years.

3. No special privilege is granted to Shareholders.

The acquisition of Shares by any person may be restricted.

PART II. DETAILED INFORMATION ON THE FUND

I. ADDITIONAL INFORMATION ON THE FUND

1. History of the Fund:

August 11, 1988:	Organization of the Fund as a Massachusetts
business trust. Adoption of the Agreement and
Declaration of Trust.

September 7, 1988:	Adoption of the Amended and Restated
Agreement and Declaration of Trust.

2. Outline of Laws Regulating the Fund in the Jurisdiction Where Established:

The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund’s shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund also attempts to qualify each year and elect to be taxed as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended.

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:

a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts

Chapter 182 provides in part as follows:

A copy of the declaration of trust must be filed with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

b. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the “1940 Act”), in general, requires investment companies to register as such with the SEC, and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

c. Securities Act of 1933

The Securities Act of 1933, as amended (the “1933 Act”), regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

d. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the “1934 Act”), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

e. The Internal Revenue Code of 1986

The Fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

f. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund’s shares.

3. Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC with broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the 1940 Act, and otherwise to enforce the provisions of the 1940 Act.

b. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

II. PROCEDURES, ETC.

1. PROCEDURES FOR SUBSCRIPTION (PURCHASES), ETC.

a. Purchases in the United States

Investors residing in the U.S. can open a fund account with as little as $500 and make subsequent investments in any amount. The minimum investment is waived if an investor makes regular investments weekly, semi-monthly, or monthly through automatic deductions from a bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum in its discretion.

The Fund sells its shares at the offering price, which is the Net Asset Value (“NAV”) plus any applicable sales charge (class A and class M shares only). Investors’ financial representatives or Putnam Investor Services generally must receive completed buy orders before the close of regular trading on the New York Stock Exchange for investors’ shares to be bought at that day’s offering price.

Investors residing in the U.S. can buy shares:

- Through a financial representative

Investors' representatives will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge investors for his or her services. Alternatively, investors may request an account application from Putnam Investor Services. An investor simply completes the application and writes a check for the amount the investor wishes to invest, payable to the Fund. An investor returns the check and completed form to Putnam Investor Services.

- Through systematic investing

Investors may make regular investments weekly, semi-monthly or monthly through automatic deductions from a bank checking or savings account. Application forms are available through investors' representatives or by calling Putnam Investor Services at 1-800-225-1581.

Through an investor's employer’s retirement plan. If investors participate in a retirement plan that offers the Fund, they may consult their employer for information on how to purchase shares of the Fund through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, Putnam Investor Services may not be able to open an investor’s Fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening an investor’s account, the Fund reserves the right to close the investor’s account.

Other methods of making subsequent investments for investors residing in the U.S.:

Via the Internet or phone. If an investor has an existing Putnam fund account and has completed and returned an Electronic Investment Authorization Form, an investor can buy additional shares online at www.putnam.com or by calling Putnam Investor Services at 1-800-225-1581.

By mail. An investor may also request a book of investment stubs for their account. An investor would complete an investment stub and write a check for the amount the investor wishes to invest, payable to the Fund, then return the check and investment stub to Putnam Investor Services.

By wire transfer. An investor may buy Fund shares by bank wire transfer of same-day funds. An investor would call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the New York Stock Exchange. An investor’s bank may charge for wiring same-day funds. Although the Fund’s designated bank does not currently charge an investor for receiving same-day funds, it reserves the right to charge for this service. An investor cannot buy shares for tax-qualified retirement plans by wire transfer.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

While the Fund no longer issues certificates for Fund shares, previously issued share certificates remain valid.

Each share class of the Fund represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure.

Sales of Class C shares in the United States

- No initial sales charge; an investor’s entire investment goes to work immediately

- Deferred sales charge of 1.00% if shares are sold within one year of purchase

- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) or M shares because of higher 12b-1 fees

- No conversion to class A (not offered in Japan), so future 12b-1 fees do not decline over time

- Orders for class C shares of one or more Putnam funds, other than class C shares sold to qualified employee-benefit plan, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (not offered in Japan) is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares (not offered in Japan) would be more advantageous and consult their financial representative.

Sales of Class M shares in the United States

- Initial sales charge of up to 3.25%

- Lower sales charges available for investments of $50,000 or more

- No deferred sales charge (except that a deferred sales charge of 0.40% may be imposed on certain redemptions of shares bought without an initial sales charge)

- Lower annual expenses, and higher dividends, than class B (not offered in Japan) or C shares because of lower 12b-1 fees

- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) because of higher 12b-1 fees

- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

- Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class M shares is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares (not offered in Japan) would be more advantageous and consult their financial representative.

Initial sales charges for class M shares

	Class M sales charge
	as a percentage of*:

Amount of purchase at
offering price ($)	Net amount invested	Offering price**

Under 50,000	3.36%	3.25%

50,000 but under 100,000	2.30	2.25

100,000 but under 250,000	1.27	1.25

250,000 but under 500,000	1.01	1.00

500,000 but under 1,000,000	1.01	1.00

1,000,000 and above	NONE	NONE

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges paid may be more or less than these percentages.

** Offering price includes sales charge.

Deferred sales charges for class C Shares

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. Investors may sell shares acquired by reinvestment of distributions without a charge at any time.

Distribution (12b-1) plans

The Fund has adopted distribution plans to pay for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 1.00% on Class C and M shares. The Trustees currently limit payments on class M shares to 0.50% of average net assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of investors’ investments.

An investor may be eligible to buy Class M shares at reduced sales charges. For fiscal 2009, the Principal Underwriter received $24,895 and $77,943 in sales charges for Class C shares and Class M shares, respectively, of which it retained no monies and $7,621 for Class C shares and Class M shares, respectively.

Payments to dealers.

If an investor purchases shares through a dealer, the dealer generally receives payments from the Principal Underwriter representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown under the heading Sales charge in overseas markets in (a), (1), 4, Part I of the ASR.

The Principal Underwriter and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the Fund or other Putnam funds to its customers. These additional payments are made by the Principal Underwriter and its affiliates and do not increase the amount paid by an investor or the Fund as shown under the heading Sales charge in overseas markets in (a), (1), 4, Part I of the ASR.

The additional payments to dealers by the Principal Underwriter and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis. These payments are made for marketing support provided by the dealers, including business planning assistance, educating dealer personnel about the Putnam Funds and shareholder financial planning needs, placement of the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the Fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant recordkeeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other Payments

The Principal Underwriter and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and U.S. National Association of Securities Dealers (“NASD”) (as adopted by The Financial Industry Regulatory Authority (FINRA)) rules and by other applicable laws and regulations. Certain dealers also receive additional payments from the Fund’s transfer agent in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the Fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions for affiliated and unaffiliated entities, to exceed 0.13% of the total assets of such shareholders or plan participants in the Fund or other Putnam funds on an annual basis.

b. Sales in Japan

Not applicable since the Fund currently does not accept any subscription.

2. PROCEDURES FOR REPURCHASE OF SHARES, ETC.:

a. Repurchase or exchange in the United States

Investors residing in the U.S. can sell their shares back to the Fund or exchange them for shares of the same class of another Putnam fund any day the New

York Stock Exchange is open, either through their financial representative or directly to the Fund. (See Policy on excessive short-term trading later in this section regarding sales or exchanges made within 7 days of purchase.) Payment for redemption may be delayed until the Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Selling or exchanging shares through investors' financial representative

An investor’s representative must receive the investor's request in proper form before the close of regular trading on the New York Stock Exchange for the investor to receive that day's NAV, less any applicable deferred sales charge and short-term trading fee. An investor's representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge the investor for his or her services.

Selling or exchanging shares directly with the Fund

Putnam Investor Services must receive an investor's request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge and short-term trading fee.

By mail

Investors may send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If an investor has certificates for the shares the investor wants to sell or exchange, the investor must return them unendorsed with the investor’s letter of instruction.

By telephone

An investor may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless the investor has notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless an investor indicates otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for an investor’s shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

Via the Internet

An investor may also exchange shares via the Internet at www.putnam.com/individual.

Shares held through an employer’s retirement plan

For information on how to sell or exchange shares of the Fund that were purchased through an employer’s retirement plan, including any restrictions and charges that the plan may impose, investors are asked to please consult their employer.

Additional requirements

In certain situations, for example, if an investor sells shares with a value of $100,000 or more, the signatures of all registered owners or the investor's legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, investors are asked to contact Putnam Investor Services.

The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which an investor would like to exchange may also reject an investor’s exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Investment Management Company determines are likely to have a negative effect on the Fund or other Putnam funds. Investors are asked to consult Putnam Investor Services before requesting an exchange. Investors should ask their financial representatives or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Payment Information

The Fund generally sends an investor payment for the investor's shares the business day after the investor’s request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by U.S. federal securities law. Investors will not receive interest on uncashed redemption checks.

Redemption by the Fund

If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor's shares without the investor's permission and send the investor the proceeds after providing the investor with at least 60 days notice to attain the minimum. To the extent permitted by applicable law, the Fund may also redeem shares if an investor owns more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

Risks of excessive short-term trading. Excessive short-term trading activity may reduce the Fund’s performance and harm all Fund shareholders by interfering with portfolio management, increasing the Fund’s expenses and diluting the Fund’s net asset value. Depending on the size and frequency of short-term trades in the Fund’s shares, the Fund may experience increased cash volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the Fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the Fund.

Because the Fund invests in non-U.S. securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the non-U.S. markets on which the investments trade, but prior to the later close of trading on the New York Stock Exchange, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the Fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated bonds may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.

Fund policies. In order to protect the interests of long-term shareholders of the Fund, the Investment Management Company and the Fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The Fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, the Investment Management Company monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Short-term trading fee. The Fund will impose a short-term trading fee of 1.00% of the total redemption amount (calculated at market value) if investors sell or exchange their shares after holding them for 7 days or less (including if the investor purchased the shares by exchange). The short-term trading fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions from certain omnibus accounts, redemptions made as part of a systematic withdrawal plan, and redemptions in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements entered into by the Principal Underwriter and a dealer. The fee will not apply to shares sold or exchanged by a Section 529 college savings plan or a Putnam fund-of-funds or to redemptions for the purpose of paying benefits pursuant to tax-qualified retirement plans. In addition, for investors in defined contribution plans administered by Putnam, the short-term trading fee applies only to exchanges of shares purchased by exchange, and will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor and redemptions of shares purchased in connection with loan repayments. These exceptions may also apply to defined contribution plans administered by third parties that assess the Fund’s short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the Fund are currently unable or unwilling to assess the Fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the Fund’s short-term trading fee.

b. Repurchase in Japan

Shareholders in Japan may at any time request repurchase of Class M shares without a contingent deferred sales charge. If Shareholders in Japan request repurchase of Class C Shares, a CDSC calculated in accordance with the following schedule will be assessed:

Year after purchase	1	2	3	4	5	6+

Charge	4%	4%	3%	2%	1%	0%

Consumption Tax will not be imposed on CDSC.

Repurchase requests in Japan may be made to the Investor Servicing Agent through the Distributor or Sales Handling Companies on a Fund Business Day that is a business day of financial instruments companies in Japan. The repurchase shall be made in integral multiples of 10 shares both for Class C shares and Class M shares.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from SMBC Friend, less, in the case of Class C shares, any applicable deferred sales charge. The payment of the price shall be made in yen through the Distributor or Sales Handling Companies pursuant to the Account Agreements or, if the Distributor or Sales Handling Companies agree, in dollars. The payment for repurchase proceeds shall be made on the fourth business day of financial instruments companies in Japan after and including the Trade Day.

c. Suspension of Repurchase

The Fund may suspend shareholders' right of redemption, or postpone payment for more than seven days, if the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the New York Stock Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for protection of investors.

III. MANAGEMENT AND ADMINISTRATION

1. Outline of Management of Assets, etc.:

(A) Valuation of assets:

The price of the Fund’s shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The Fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the Fund’s Trustees or dealers selected by the Investment Management Company. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation which the Investment Management Company does not believe accurately reflects the security’s fair value, the security will be valued at fair value by the Investment Management Company.

The Fund translates prices for its investments quoted in non-U.S. currencies into U.S. dollars at current exchange rates, which are generally determined as of 3:00 p.m. Eastern time (U.S.) each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund’s NAV. Because non-U.S. markets may be open at different times than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund’s non-U.S. fixed-income investments occur between the close of non-U.S markets and the close of regular trading on the NYSE, these investments will be valued at their fair value. As noted above, the value determined for an investment using the Fund’s fair value pricing procedures may differ from recent market prices for the investment.

The fund determines the net asset value per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The Fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time (U.S.).

Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 of the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of the Investment Management Company, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by the Investment Management Company or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain non-U.S. securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such Securities using methods based on market transactions for comparable Securities and various relationships between Securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

The Investment Management Company values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, the Investment Management Company determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as non-U.S. securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to assess the fair value of non-U.S. equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the Fund to a significant extent. In addition, Securities held by the Fund may be traded in non-U.S. markets that are open for business on days that the Fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the Fund.

Currency exchange rates used in valuing Securities are normally determined as of 3:00 p.m. Eastern time (U.S.). Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the NYSE, which, in the absence of fair valuation, would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by the Investment Management Company at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the NYSE, which, in the absence of fair value prices, would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by the Investment Management Company at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the Fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The Fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

If the Investment Management Company identifies a pricing error in the Fund's net asset value calculation, a corrective action may be taken in accordance with the Investment Management Company's pricing procedures. If the pricing error affects the net asset value of the Fund by less than one cent per share, the error is not considered material, and no action is necessary. If the pricing error affects the net asset value of the Fund by one cent per share or more, and subject to review of the general facts and circumstances of the pricing error, the Fund will not reprocess a shareholder account if (i) the error in the net asset value calculation is less than 0.5% of net assets per share or (ii) the indicated adjustment to the account is less than $25.

Conversely, the Fund will adjust a shareholder account if (i) an error is 0.5% or more of net assets per share, and (ii) the indicated adjustment to the account is $25 or more.

(B) Custody:

Share certificates shall be held by Shareholders at their own risk.

The custody of the Share certificates (if issued) sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of SMBC Friend. Trade Balance Report on the Shares shall be delivered by the Distributor or Sales Handling Companies to the Japanese Shareholders.

(C) Duration of existence:

Unless terminated, the Fund shall continue without limitation of time.

(D) Fiscal Year:

The accounts of the Fund will be closed each year on 30th September.

(E) Miscellaneous:

a. Duration and Liquidation:

Unless terminated, the Fund shall continue without limitation of time. The Fund may be terminated at any time by vote of Shareholders holding at least 66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.

b. Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of the Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the Trustees then in office when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

In Japan, in the case where the Agreement and Declaration of Trust is to be amended and the amendment is significant or the case where the Fund is to be merged with another fund, the Fund shall notify in writing the shareholders known in Japan of the contents of the amendment and reasons therefor, etc. at least 14 days before such amendment or merger.

c. Issue of Warrants, Subscription Rights, etc.:

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

d. The procedures concerning novation contracts between the related companies:

(i) Management Contract

The Management Contract is effective upon its execution and will remain in full force and effect as to the Fund continuously thereafter (unless terminated automatically as set forth in Section 4 thereof or terminated in accordance with the following paragraph) through June 30, 2010, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of the Investment Management Company, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party thereto may at any time terminate the contract as to the Fund by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to the Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

(ii) Master Custodian Agreement

The Master Custodian Agreement with State Street Bank and Trust Company shall become effective as of its execution and shall continue in full force and effect for an initial term of four (4) years from the date thereof, and shall automatically renew for additional consecutive three (3) year terms, unless either party gives one hundred eighty (180) days' prior written notice to the other of its intent not to renew. If this Agreement is terminated (the effective date of such termination being referred to as the "Termination Date"), the Custodian shall, at the reasonable request of the Fund, and subject to the consent of the Custodian (which consent shall not be unreasonably withheld or delayed), continue to provide services hereunder for a period (the "Extension Period") not to exceed ninety (90) days from the Termination Date, and the compensation payable to the Custodian for its services and expenses during such Extension Period shall not exceed one hundred and five percent (105%) (per annum) of the compensation last agreed upon by each Fund and the Custodian and in effect immediately prior to the Termination Date.

(iii) Amended and Restated Sub-Management Contract

The Sub-Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Investment Management Company or the Sub-Investment Management Company, on 30 days’ written notice. The Sub-Management Contract also terminates without penalty in the event of its assignment or upon the termination of the Investment Management Company’s Management Contract with the Fund. The Sub-Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders and, in either case, by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. Subject to applicable law, the Sub-Management Contract may be amended by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the Investment Company Act of 1940.

(iv) Amended and Restated Investor Servicing Agreement

The Amended and Restated Investor Servicing Agreement shall continue indefinitely until terminated by not less than ninety (90) days prior written notice given by the Fund to the Investor Servicing Agent, or by not less than six months prior written notice given by the Investor Servicing Agent to the Fund. In the event that in connection with any such termination a successor to any of the Investor Servicing Agent's duties or responsibilities is designated by the Fund by written notice to the Investor Servicing Agent, the Investor Servicing Agent will cooperate fully in the transfer of such duties and responsibilities, including provision for assistance by the Investor Servicing Agent's personnel in the establishment of books, records and other data by such successor. The Fund will reimburse the Investor Servicing Agent for all expenses incurred by the Investor Servicing Agent in connection with such transfer.

(v) Master Sub-Accounting Servicing Agreement

The Master Sub-Accounting Servicing Agreement takes effect upon its execution and remains in full force for an initial term of 7 years from the date of execution, and shall automatically renew for additional consecutive 3 year terms, unless either party gives 180 days' prior written notice to the other of its intent not to renew. The Agreement may be modified or amended from time to time by mutual written agreement of the parties to the Agreement.

(vi) Agent Securities Company Agreement

The Agent Securities Company Agreement shall be effective until terminated upon notice, thirty (30) days prior to the termination date, in writing to the other party to the agreement, subject to the appointment of a successor agent securities company for the Fund in Japan insofar as such appointment is required in Japan.

(vii) Japan Dealer Sales Contract

Either party to the Japan Dealer Sales Contract may terminate the contract, without cause, upon 30 days’ written notice to the other party. Either party hereto may also terminate the contract for cause upon the violation by the other party of any of the provisions hereof, such termination to become effective on the date such notice of termination is mailed to the other party.

2. Outline of Disclosure System:

(A) Disclosure in U.S.A.:

(i) Disclosure to shareholders

In accordance with the Investment Company Act of 1940, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.

(ii) Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the Investment Company Act of 1940.

(B) Disclosure in Japan:

a. Disclosure to the Supervisory Authority:

(i) Disclosure Required under the Financial Instruments and Exchange Law: When the Fund intends to offer the Shares amounting to more than 100 million yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities registration statements together with the copies of the Agreement and Declaration of Trust and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for the investors and any other persons who desire at the reading room of Kanto Local Finance Bureau of the Ministry of Finance or the electronic disclosure system (EDINET) concerning the disclosure documents of the Annual Securities Report, etc. under the Financial Instruments and Exchange Law of Japan.

The Distributor or Sales Handling Companies of the Shares shall deliver to the investors prospectuses ("Kofu Mokuromisho" or "Prospectus to be delivered") the contents of which are substantially identical with Part I and Part II of the securities registration statements. Moreover, the Distributor or Sales Handling Companies of the Shares shall deliver to the investors prospectuses ("Seikyu Mokuromisho" or "Prospectus to be delivered, if requested") the contents of which are substantially identical with Part III of the securities registration statements, when investors require such prospectuses. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at the reading room of Kanto Local Finance Bureau of the Ministry of Finance or EDINET.

(ii) Notifications, etc. under the Law Concerning Investment Trusts and Investment Companies

If the Fund conducts business of offering for sale of units of the Fund, etc., it must file in advance the prescribed matters relating to the Fund with the Commissioner of Financial Services Agent under the Law Concerning Investment Trusts and Investment Companies (the Law No.198, 1951, as amended) (hereinafter referred to as the “Investment Trusts Law”). In addition, if the Fund amends the Agreement and Declaration of Trust of the Fund, it must file in advance such amendment and the details thereof with the Commissioner of Financial Services Agency. Further, the Fund must prepare the Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Services Agency.

b. Disclosure to Japanese Shareholders:

In the case where the Agreement and Declaration of Trust is to be amended and the amendment is significant or the case where the Fund is to be merged with another fund, the Fund shall notify in writing the shareholders known in Japan of contents of the amendment and reasons therefor, etc. at least 14 days before such amendment or merger.

The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Trustees, through the Distributor or Sales Handling Companies.

The above-described Management Report on the Fund will be sent to the unitholders known in Japan.

3. Rights of Shareholders, etc.:

(A) Rights of Shareholders:

The Shareholders must register their shares in their own name in order to exercise directly their rights as shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Distributor or Sales Handling

Companies cannot exercise directly their rights, because they are registered in the name of the Custodian. Shareholders in Japan may have the Distributor or Sales Handling Companies exercise their rights on their behalf in accordance with the Account Agreement with the Distributor or Sales Handling Companies.

Shareholders in Japan who do not entrust the custody of their Shares to the Distributor or Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by the investors are as follows:

(i) Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The Fund has voluntarily undertaken to hold a shareholder meeting at least every five years.

(ii) Repurchase rights

Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.

(iii) Rights to receive dividends

Shareholders generally receive distributions from any net investment income once a month and any net realized capital gains at least once a year. Shareholders may chose to reinvest distributions, capital gains or both in additional shares of the Fund or other Putnam funds, or they may receive them in cash in the form of a check or an electronic deposit to a bank account. Investors in Japans must receive all distributions in cash.

(iv) Right to receive distributions upon dissolution

Shareholders of the Fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.

(v) Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust in the offices of the Secretary of The Commonwealth of Massachusetts, the accounting books at the discretion of the Court and the minutes of the shareholders' meeting.

(vi) Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii) Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is, at any time it became effective, any material false or misleading statement in the U.S. registration statement, or any omission of any material statement required to be stated therein or necessary to cause the statements made therein to be materially misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant registration statement, the trustees of the issuer (or any person placed in the same position), any person involved in preparing such registration statement or any underwriter of the relevant shares.

(B) Foreign Exchange Control:

In U.S.A., there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(C) Agent in Japan:

Mori Hamada & Matsumoto
Marunouchi Park Building, 6- , Marunouchi 2-chome
Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purposes of:

(1) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and

(2) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director of Kanto Local Finance Bureau of Japanese Ministry of Finance of the public offering concerned as well as for the continuous disclosure and with the Commissioner of Financial Services Agency is each of the following persons:

Harume Nakano
Ken Miura
Attorneys-at-law
Mori Hamada & Matsumoto
Marunouchi Park Building, 6-1, Marunouchi, 2-chome
Chiyoda-ku, Tokyo

(D) Jurisdiction:

The Fund acknowledges that the following court shall have jurisdiction over litigation related to transactions in the Shares of the Fund acquired by Japanese investors:

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo

Enforcement Proceedings of a final and definitive judgement on such litigation will be conducted in accordance with the applicable laws of the relevant jurisdiction.

IV. FINANCIAL CONDITIONS OF THE FUND

1. FINANCIAL STATEMENTS

[Omitted. Audited financial accounts of the Fund will be incorporated in the Japanese Annual Securities Report]

2. CONDITION OF THE FUND

Statement of Net Assets

[Please see Excel file "075 FNANCL Dec 09.xls."]

V. RECORD OF SALES AND REPURCHASES

[Please see Excel file "075 FNANCL Dec 09.xls."]

PART III. SPECIAL INFORMATION

I. OUTLINE OF THE MANAGEMENT COMPANY

1. Fund

(1) Outline of the Fund

(A) Amount of Capital Stock

Not applicable.

(B) Structure of the management of the Fund

The Trustees are responsible for generally overseeing the conduct of the Fund’s business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholder called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine. The Fund’s shares are not currently divided into series.

Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein, (ii) for the removal of Trustees, to the extent provided therein, (iii) with respect to any investment adviser, to the extent provided therein, (iv) with respect to any termination of the Fund, to the extent provided therein, (v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the Investment Company Act of 1940, as amended, or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting in the election of Trustees.

Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more than 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.

(2) Description of Business and Outline of Operation

The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Fund has retained the Investment Management Company, the investment adviser, to render investment advisory services, State Street Bank and Trust Company, to hold the assets of the Fund in custody and Putnam Investor Services, Inc., to act as Investor Servicing Agent.

The Investment Management Company, has retained its affiliate, the Sub-Investment Management Company, to manage a separate portion of the assets of the Fund subject to its supervision.

(3) Financial Conditions of the Fund

Same as “IV Financial Conditions of the Fund” in “PART II DETAILED INFORMATION ON THE FUND.”

(4) Restrictions on Transactions with Interested Parties:

Portfolio securities of the Fund may not be purchased from, sold or loaned to any Trustee of the Fund, the Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of the Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

(5) Miscellaneous

(A) Changes of Trustees and Officers

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

(B) Amendment to the Agreement and Declaration of Trust

Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.

(C) Litigation and Other Important Matters

i)The fiscal year end of the Fund is September 30.

ii)The Fund is established for an indefinite period and may be dissolved at any time by vote of the shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to shareholders.

iii)Regulatory matters and litigation

In late 2003 and 2004, the Investment Management Company settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from the Investment Management Company to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against the Investment Management Company and, in a limited number of cases, some

Putnam funds. The Investment Management Company believes that these lawsuits will have no material adverse effect on the funds or on the Investment Management Company’s ability to provide investment management services. In addition, the Investment Management Company has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

2. Putnam Investment Management, LLC (Investment Management Company)

(1) Outline of the Investment Management Company

(A) Amount of Capital

[1] Amount of Member’s Equity (as of the end of December, 2009)
$69,079,977*

[2] Member’s Equity for the past five years:

Year	Member’s Equity

End of 2005	$73,231,356
End of 2006	$70,594,104
End of 2007	$117,226,875
End of 2008	$66,637,620
End of 2009	$69,079,977*

* This figure is unaudited.

(B) Structure of the Management of the Investment Management Company

The Investment Management Company is ultimately managed by its managing member. The Sub-Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

Each fund managed by the Investment Management Company is managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, the Investment Management Company's Core Fixed-Income Investments Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

The investment performance and portfolio of the Fund is overseen by its Board of Trustees, at least 75% of whom are not affiliated with the Investment Management Company. The Trustees periodically review the performance of the Fund with its manager.

In selecting portfolio securities for the Fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of on-site visits and other contacts with issuers every year. The Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

The Investment Management Company's Core Fixed-Income and Fixed-Income High-Yield Teams have primary responsibility, and their members have joint responsibility, for the day-to-day management of the Fund's portfolio.

The Investment Management Company has retained its affiliate, the Sub-Investment Management Company, to manage a separate portion of the assets of the Fund. Subject to the supervision of the Investment Management Company, the Sub-Investment Management Company is responsible for making investment decisions for the portion of the assets of the Fund that it manages. The Sub-Investment Management Company provides a full range of international investment advisory services to institutional and retail clients.

Investment management teams. The Investment Management Company’s and the Sub-Investment Management Company’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Core Fixed-Income and Fixed-Income High-Yield Teams manage the Fund’s investments. The names of all team members can be found at www.putnam.com.

(2) Description of Business and Outline of Operation

The Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of the end of December 2009, the Investment Management Company managed, advised, and/or administered the following 104 funds and fund portfolios (having an aggregate net asset value of over $62.7 billion:)

	(As of the end of December 2009)

Country name
where the fund is	Principal Characteristics	Number of	Total Net Assets
established or		Funds	($million)
managed

	Closed-End Type Bond Fund	5	$2,590.61

	Open-End Type Balanced Fund	15	$15,798.44

United States	Open-End Type Bond Fund	35	$21,718.72

	Open-End Type Equity Fund	49*	$22,688.25

* May include one or more funds whose portfolios become more conservative over time by increasing their bond allocations.

(3) Financial Conditions of the Investment Management Company

[Omitted; in Japanese version, financial statements of the Investment Management Company and Japanese translations thereof are incorporated here.]

(4) Restrictions on Transactions with Interested Parties

Portfolio securities of the Fund may not be purchased from, sold or loaned to any Trustee of the Fund, the Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of the Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

(5) Miscellaneous

(A) Election and Removal of Directors

Directors of the Investment Management Company are elected to office or removed from office by vote of either shareholders or directors, in accordance with the Articles of Organization and By-Laws of the Investment Management Company.

(B) Election and Removal of Officers

Officers are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

(C) Supervision by SEC of Changes in Directors and Certain Officers

Putnam files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of the Investment Management Company.

Under Section 9 (b) of the Investment Company Act of 1940, the SEC may prohibit the directors and officers from remaining in office, if the SEC judges that such directors and officers have willfully violated any provision of the federal securities law.

(D) Amendment to the Limited Liability Company Agreement, Transfer of Business, Litigation and Other Important Matters.

a. The Limited Liability Company Agreement of the Investment Management Company may be amended by the Member.

b. Under the Limited Liability Company Act of The State of Delaware, merger or transfer of business requires the consent of the Member.

c. The Investment Management Company has no direct subsidiaries.

d. The fiscal year end of the Investment Management Company is December 31.

e. Regulatory matters and litigation

In late 2003 and 2004, the Investment Management Company settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from the Investment Management Company to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against the Investment Management Company and, in a limited number of cases, some Putnam funds. The Investment Management Company believes that these lawsuits will have no material adverse effect on the funds or on the Investment Management Company’s ability to provide investment management services. In addition, the Investment Management Company has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

II. OUTLINE OF THE OTHER RELATED COMPANIES

(A) Putnam Investor Services, Inc. (the Investor Servicing Agent)

(1) Amount of Capital

U.S. $136,444,177* (approximately ¥12.6 billion) as of the end of December, 2009

* This figure is unaudited.

(2) Description of Business

Putnam Investor Services, Inc. is a Massachusetts corporation and is an indirect wholly-owned subsidiary of Putnam Investments, LLC, parent of the Investment Management Company. Putnam Investor Services, Inc. has been providing paying agent and investor servicing agent services to mutual funds, including the Fund, since January 1, 2009.

(3) Outline of Business Relationship with the Fund

Putnam Investor Services, Inc. provides transfer agent services and shareholder services to the Fund.

(B) Putnam Retail Management Limited Partnership (the Principal Underwriter)

(1) Amount of Capital

U.S. $41,728,742* (approximately ¥3.8 billion) as of the end of December, 2009

* This figure is unaudited.

(2) Description of Business

Putnam Retail Management Limited Partnership is the Principal Underwriter of the shares of Putnam funds, including the Fund.

(3) Outline of Business Relationship with the Fund

Putnam Retail Management Limited Partnership provides marketing services to the Fund.

(C) SMBC Friend Securities Co., Ltd. (the Distributor in Japan and Agent Company)

(1) Amount of Capital

¥ 27,270 million as of the end of December, 2009

(2) Description of Business

SMBC Friend Securities Co., Ltd is a first category financial instruments company in Japan. It engages in handling the sales and repurchase of units issued by Daiwa Securities Investment Trust Management Co., Ltd., Nomura Asset Management Co., Ltd., Nikko Asset Management Co., Ltd., Fidelity Investment Management Co., Ltd., Sumitomo Mitsui Asset Management Co., Ltd., Sumitomo Trust Bank Asset Management Co., Ltd. and Daiwa SB Investments Ltd. etc., and acts as the Agent Company and engages in handling the sales and repurchase of units for MFS Research Bond Fund J, T. Rowe Price Life Plan Income Fund, Pictet Global Selection Fund - European Bond Fund etc. and engages in handling the sales and repurchase of units for Nomura Global Select Trust.

(3) Outline of Business Relationship with the Fund

The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

(D) Putnam Investments Limited (the Sub-Investment Management Company)

(1) Amount of Capital

U.S. $32,098,006* (approximately ¥3.0 billion) as of the end of December, 2009.

* This figure is unaudited.

(2) Description of Business:

The Sub-Investment Management Company is a United Kingdom corporation and an affiliate of the Investment Management Company. The Sub-Investment Management Company provides a full range of international investment advisory services to institutional and retail clients.

(3) Outline of Business Relationship with the Fund

The Sub-Investment Management Company provides investment advisory services for a portion of the Fund’s assets as determined by the Investment Management Company.

(E) State Street Bank and Trust Company (the Custodian and Sub-Accounting Agent)

(1) Amount of Capital

Total consolidated shareholder's equity: U.S. $13,471,449 million (¥1,240,720,500 million) as of the end of September, 2009.

(2) Description of Business

State Street Bank and Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of State Street Bank Holding Company. State Street Bank and Trust Company has been providing custody services to mutual funds since 1924 and to the Fund since January 2007.

(3) Outline of Business Relationship with the Fund

State Street Bank and Trust Company provides custody and sub-accounting services to the Fund.

(F) Capital Relationships

100% of the ownership interest in each of the Investment Management Company and the Sub-Investment Management Company is held indirectly by Putnam Investments, LLC.

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS

OUTLINE OF THE SYSTEM OF BUSINESS TRUSTS IN MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entirety by the complete registration statement of the Fund and the full text of any referenced statutes and regulations.

I. Massachusetts Business Trusts

A. General Information

Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of The Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

B. Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II. United States Investment Company Laws and Enforcement

A. General

In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

1. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the SEC, and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

2. Securities Act of 1933

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

3. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

4. The Internal Revenue Code

An investment company is generally an entity subject to federal income taxation under the Internal Revenue Code of 1986, as amended (the "Code"). However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

5. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

B. Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the 1940 Act, and otherwise to enforce the provisions of the 1940 Act.

2. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

C. Offering Shares to the Public

An investment company ("investment company" or "fund") offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

D. Ongoing Requirements

Under U.S. law, a fund that continuously offers its shares is subject to numerous ongoing requirements, including, but not limited to:

1. Updating its prospectus if it becomes materially inaccurate or misleading;

2. Annual update of its registration statement;

3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions and/or director and officer liability insurance, foreign custody arrangements, and independent registered public accounting firm;

5. Maintenance of a code of ethics; and

6. Periodic board review of certain fund transactions, dividend payments, and payments under a fund's distribution plan.

III. Management of a Fund

The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV. Share Information

A. Valuation

Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the NYSE (4:00 p.m., New York time) each day the NYSE is open.

B. Redemption

Shareholders may generally sell shares of a fund to that fund any day the NYSE is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven days, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

C. Transfer agency

The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V. Shareholder Information, Rights and Procedures for the Exercise of Such Rights

A. Voting Rights

Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

B. Dividends

Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

C. Dissolution

Shareholders would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares owned.

D. Transferability

Shares of a fund are typically transferable without restriction.

E. Right to Inspection

Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI. Tax Matters

The following is a brief summary of some of the important United States federal (and, where noted, state) income tax consequences affecting the Fund’s shareholders who are not treated as “United States persons” under the Internal Revenue Code of 1986, as amended (the “Code”), and who are not engaged in the conduct of a trade or business in the United States. Such shareholders are referred to in this discussion as “non-U.S. shareholders.” Shareholders who are treated as United States persons or hold Fund shares in connection with the conduct of a trade or business in the United States should consult the tax discussion in the Fund’s Prospectus and Statement of Additional Information. Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan" on page 40 of the Securities Registration Statement for information regarding the Japanese tax consequences of investing in shares of the Fund. The following discussion is very general and subject to change. Therefore, prospective investors are urged to consult their own tax advisors about the impact an investment in the Fund may have on their own tax situations.

To ensure compliance with requirements imposed by the United States Internal Revenue Service (“IRS”), you are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

A. U.S. Taxation of the Fund

The Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

As a RIC qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders in a timely manner. In addition, as long as it qualifies as a RIC under the Code, under present Massachusetts law, the Fund is not subject to any excise or income taxes in Massachusetts.

In order to qualify as a RIC and to receive the favorable tax treatment accorded RICs and their shareholders, the Fund must, among other things,

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other RICs and other securities limited in respect of any one issuer to a value not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally as a partnership (i) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RIC, such rules do apply to RIC with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of meeting the diversification requirement described in (b) above the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends including (“Capital Gain Dividends”), distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gains dividends.

If the Fund were to fail to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of the distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income (which is retained by the Fund) will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain for Capital Gain Dividend purposes, a RIC generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a RIC, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

If the Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund would be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Capital Gain Dividends are made after applying any available capital loss carryovers.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such distribution may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Capital Gain Dividends will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. It is currently unclear whether Congress will extend the long-term capital gain rate reduction for tax years beginning on or after January 1, 2011. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. It is currently unclear whether Congress will extend this special tax treatment of qualified dividend income for tax years beginning on or after January 1, 2011.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

The Fund's transactions in non-U.S. currencies, non-U.S. currency-denominated debt securities and certain non-U.S. currency options, futures contracts or forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned. Such ordinary income treatment may accelerate Fund distribtutions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable year.

Investment by the Fund in "passive foreign investment companies" (“PFICs”) could subject the Fund to a U.S. federal income tax or other charges on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the PFIC as a "qualified electing fund."

A PFIC is any non-U.S. corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and non-U.S. currency gains. Passive income for this purpose does not include rents and royalties received by the non-U.S. corporation from active business and certain income received from related persons.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder's not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

B. U.S. Tax Treatment of Non-U.S. Citizens

Distributions from the Fund to non-U.S. shareholders will generally be subject to withholding of United States federal income tax at a rate of 30% unless an applicable income tax treaty reduces or eliminates the withholding tax and the non-U.S. shareholder complies with certain certification requirements. For residents of Japan, the withholding tax rate applicable to distributions from the Fund will generally be subject to withholding of United States federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. Notwithstanding the above, distributions of properly designated Capital Gain Dividends, Interest-Related Dividends and Short-Term Capital Gain Dividends (the latter two defined below) will generally not be subject to withholding of United States federal income tax.

Under U.S. federal tax law, a beneficial holder of shares who is a non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on a Capital Gain Dividend. However, a non-U.S. shareholder may be subject to U.S. federal income tax if (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

If shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in United States.

Effective for taxable years of a Fund beginning before January 1, 2010, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a non-U.S. shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. shareholder and the non-U.S. shareholder is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual non-U.S. shareholder, to the extent such distributions are properly designated by the Fund (an “Interest-Related Dividend”), and (ii) with respect to distributions (other than distributions to an individual non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (a “Short-Term Capital Gain dividend”). The Fund may opt not to designate dividends as Interest-related Dividends or Short-term Capital Gain Dividends to the full extent provided by the Code. As noted above, Capital Gain Dividends are not subject to withholding of U.S. federal income tax.

Pending legislation proposes to extend the exemption from withholding for interest-related dividends and short-term capital gain dividends for one additional year, i.e. for dividends with respect to taxable years beginning on or after January 1, 2010 but before January 1, 2011. As of the date of this Annual Securities Report, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be

31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Distributions will not be subject to backup withholding to the extent they are subject to the withholding of United States federal income tax. Any amounts withheld may be credited against the shareholders U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders of the Fund should consult their tax advisers in this regard.

To the extent the Fund qualifies and makes an election to pass-through foreign taxes to its shareholders, as described earlier, foreign shareholders of the Fund generally will be subject to increased U.S. federal income taxation without a corresponding benefit for the pass-through of foreign taxes.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

VII. Important Participants in Offering of Mutual Fund Shares

A. Investment Company

Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

B. Investment Adviser/Administrator

The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

C. Underwriter

An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

D. Transfer Agent

A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

E. Custodian

A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.

IV. REFERENCE INFORMATION

The following documents in connection with the Fund were filed with Director of Kanto Local Finance Bureau of the Ministry of Finance in Japan (for the Fund's accounting period from October 1, 2008 to September 30, 2009).

March 24, 2009	Annual Securities Report (the Fourteenth term)
March 24, 2009	Extraordinary Report
June 30, 2009	Semi-annual Report (during the Fifteenth term)